Exhibit 99.1

Deloitte LLP 2 New Street Square London EC4A 3BZ Phone:+44 (0)20 7936 3000 Fax +44 (0)20 7583 1198 www.deloitte.co.uk

Independent Accountant’s Report on Applying Asset Agreed Upon Procedures

The Board of Directors of

London Cards Master Issuer plc

10th Floor, 5 Churchill Place

London

E14 5HU

(the “Issuer”)

The Board of Directors of

New Wave Capital Limited

27 Old Gloucester Street

London

WC1N 3AX

(the “Transferor”)

Citigroup Global Markets Limited

Citigroup Centre
Canada Square, Canary Wharf
London
E14 5LB

(“Citi”, the “Arranger”)

BNP Paribas

16 boulevard des Italiens

75009 Paris

France

(“BNPP”)

Société Générale

29, Boulevard Haussmann

75009 Paris

France

(“SocGen”)

Lloyds Bank Corporate Markets plc

33 Old Broad Street

London

EC2N 1HZ

(“LBCM”)

SMBC Bank International plc

100 Liverpool Street

London

EC2M 2AT

(“SMBC”, and together with Citi, BNPP, SocGen and LBCM, , the “Joint Lead Managers” and “Dealers”)

and the other Dealers (as defined in the Engagement Letter)

1 October 2025

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Dear Sirs/Madams,

PROPOSED ISSUE BY LONDON CARDS MASTER ISSUER PLC OF SERIES 3 OF CREDIT CARD RECEIVABLE BACKED FLOATING AND/OR FIXED RATE NOTES (the “Issue”)

We have performed the procedures enumerated below on certain credit card receivables (the “Receivables Pool”), which were agreed to by the Issuer, the Transferor, the Arranger, the Joint Lead Managers, the Dealers and the other Dealers (as defined in the Engagement Letter). The procedures were performed to assist you in evaluating the validity of certain characteristics of the Receivables Pool. This agreed upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The appropriateness of these procedures is solely the responsibility of the Issuer, the Transferor, the Arranger, the Joint Lead Managers and the Dealers. Consequently, we make no representation regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

This report (the “Asset Agreed Upon Procedures Report”) is addressed to the Board of Directors of the Issuer, the Board of Directors of the Transferor, the Arranger, the Joint Lead Managers and the Dealers identified in the Engagement Letter who have agreed to participate in the proposed Issue.

These procedures were established with the Issuer and the Transferor, and the appropriateness of the procedures is solely the responsibility of the Issuer, the Transferor, the Arranger, the Joint Lead Managers and the Dealers as discussed above. The Issuer and the Transferor shall be solely responsible for providing accurate and complete information requested by Deloitte necessary to perform the procedures. Deloitte has no responsibility for the accuracy or completeness of the information provided by or on behalf of the Issuer and the Transferor, even if Deloitte had reason to know or should have known of such inaccuracy or incompleteness.

The procedures that we performed and our findings are as follows:

1.	Scope of our work and factual findings

The procedures performed were as defined in Appendix 3 of the Engagement Letter (the “Agreed Upon Procedures”).

The Transferor provided us with the data file ‘List of LocatorIDs.xlsx’ (the “First Pool Run”) containing an account number for each of the 142,291 loans in the Receivables Pool.

A random sample of 458 loans was selected from the First Pool Run using the sampling approach below (the “Sample”).

The Transferor then provided us with the data file ‘Deloitte Sample.xlsx’ containing information for each loan in the Sample (the “Sample Pool”) as at 31 July 2025 (the “Cut-off Date”).

We have carried out the Agreed Upon Procedures on the Sample Pool during the period 10 to 12 September 2025.

The sampling approach

Sampling confidence is the probability that the actual errors, within a total population, are contained within the range of an estimate. Precision is the range of that estimate. The precision limit is the estimated maximum predicted number of errors within the total population. Sampling confidence and precision are stated in percentages.

Attribute sampling is a method of assessing the rate of occurrences of a specified attribute in a population and requires agreed upon procedures in relation to certain characteristics of a random sample of individual loans. In this case the Agreed Upon Procedures related to the documentation and procedures that support the Sample Pool contained in the First Pool Run.

Our method of calculating attribute sample sizes is based on the binomial probability distribution.

Statistical tests can only provide estimates of the error.

The procedures we have undertaken, set out in paragraphs 2.1 to 2.14 under the pool agreed upon procedures section below, has been limited to confirming that the selected attribute from the First Pool Run information relating to the

Sample Pool agreed to the original loan documentation or copies thereof provided to us in the loan file. We are entitled to assume that the loan documentation is correct and we have not sought to independently verify this information. The loan documentation used in these Agreed upon Procedures was the consumer credit agreement (the “Contract”), the welcome letter and the Camelot system and the Looker system extract file ‘Finance accounts__base 2025-09-11T1056.xlsx’ (the “System Extract”, and together with the Camelot system, the “System).

Objectives

On the assumption that the information in the First Pool Run is a complete and accurate representation of the Receivables Pool, the sample sizes chosen were designed with the objective of us being able to state that there is a 99% confidence that not more than 1% of the population of the First Pool Run contained an error in the relevant attribute. Where errors were found in the Sample Pool, we have re-calculated the percentage errors that there might be in the First Pool Run and noted the revised percentage below. It is for you to ensure you understand this basis of reporting and to determine whether the errors are acceptable to you and for the purposes of the Issue.

2.	Pool agreed upon procedures

For each loan in the Sample Pool we carried out the following agreed upon procedures and have given a confidence and precision percentage for each procedure.

For the purposes of this report, the failure of a single attribute is termed an error.

2.1	Region of Applicant

For each account in the Sample Pool, we confirmed whether the region of applicant shown in the Sample Pool agreed to the region of applicant on the System. We found the region of applicant agreed to the System with no exception.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.2	Account Number

For each account in the Sample Pool, we confirmed whether the account number shown in the Sample Pool agreed to the account number on the System. We found the account number agreed to the System with no exception.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.3	Origination Date
2.3.1	For each account in the Sample Pool, we confirmed whether the origination date shown in the Sample Pool agreed to the origination date, or where the origination date was prior to 1 March 2017 the approval date, on the System. We found the origination date agreed to the System with no exception.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.3.2	For each account in the Sample Pool, we confirmed whether the origination date shown in the Sample Pool agreed to the origination date on the Contract or where the origination date was prior to 1 March 2017 we confirmed that a welcome letter was issued on the origination date. We found the origination date agreed to the Contract or welcome letter with no exception.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.4	Business Card APR

For each account in the Sample Pool, we confirmed whether the business card APR shown in the Sample Pool agreed to the business card APR on the System. We found the business card APR agreed to the System with no exception.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.5	Business Cash APR

For each account in the Sample Pool, we confirmed whether the business cash APR shown in the Sample Pool agreed to the business cash APR on the System. We found the business cash APR agreed to the System with no exception.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.6	Card APR

For each account in the Sample Pool, we confirmed whether the card APR shown in the Sample Pool agreed to the card APR on the System. We found the card APR agreed to the System with no exception.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.7	Cash APR

For each account in the Sample Pool, we confirmed whether the cash APR shown in the Sample Pool agreed to the cash APR on the System. We found the cash APR agreed to the System with no exception.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.8	Credit Limit

For each account in the Sample Pool, we confirmed whether the credit limit shown in the Sample Pool agreed to the credit limit on the System. We found the credit limit agreed to the System with no exception.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.9	Card Balance

For each account in the Sample Pool, we confirmed whether the card balance as at the Cut-off Date shown in the Sample Pool agreed to the card balance on the System. We found the card balance as at the Cut-off Date agreed to the System with no exception.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.10	Cash Balance

For each account in the Sample Pool, we confirmed whether the cash balance as at the Cut-off Date shown in the Sample Pool agreed to the cash balance on the System. We found the cash balance as at the Cut-off Date agreed to the System with no exception.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.11	Arrears

For each account in the Sample Pool, we confirmed whether the number of cycles in arrears as at the Cut-off Date shown in the Sample Pool, agreed to the number of cycles in arrears on the System. We found the number of cycles in arrears as at the Cut-off Date agreed to the System with no exception.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.12	Company Type

For each account in the Sample Pool, we confirmed whether the company type shown in the Sample Pool agreed to the company type on the System. We found the company type agreed to the System with no exception.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.13	Credit Band

For each account in the Sample Pool, we confirmed whether the funder credit band shown in the Sample Pool agreed to the credit band on the System. We found the funder credit band agreed to the System with no exception.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.14	Industry Category

For each account in the Sample Pool, we confirmed whether the industry category shown in the Sample Pool agreed to the industry category shown on the System. We found the industry category agreed to the System with no exception.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

3.	Eligibility criteria

The management of the Transferor provided the data file ‘AUP-ICMA Deloitte - Jul 2025 vf.xlsx’ (the “Eligibility Data File”) containing data in respect of the Receivables Pool as at the Cut-off-Date. For the avoidance of doubt, we have not independently verified the data in the Eligibility Data File. We used the Eligibility Data File to confirm whether certain eligibility criteria (as listed below which the Transferor has identified as required to be met for the purpose of the Issue) had been met.

These procedures performed were as follows:

•	For each account the Obligor is a limited liability company or a limited liability partnership incorporated in England, Wales, Scotland or in Northern Ireland;
•	Each account is payable in pounds sterling;
•	No account is a regulated credit agreement pursuant to the CCA or FSMA;
•	No account has been classified by the Transferor as counterfeit, cancelled or fraudulent, and is not an account in respect of which the relevant card has been stolen or lost;
•	No account is a Defaulted Account.

We confirmed that each loan in the Eligibility Data File agreed to the above criteria, with no exception.

4.	Scope of this Asset Agreed Upon Procedures Report

The scope of our work in preparing this Asset Agreed Upon Procedures Report was limited solely to those procedures set out above. We were not engaged to and did not conduct an audit the objective of which would be the expression of an opinion on the matters subject to the procedures described above. Accordingly, we do not express any opinion or overall conclusion on the procedures we have performed. You are responsible for determining whether the scope of our work specified is sufficient for your purposes and we make no representation regarding the appropriateness of these procedures for your purposes. If we were to perform additional procedures, other matters might come to our attention that would be reported to you.

This Asset Agreed Upon Procedures Report should not be taken to supplant any other enquiries and procedures that may be necessary to satisfy the requirements of the recipients of this Asset Agreed Upon Procedures Report.

This Asset Agreed Upon Procedures Report has been prepared for use in connection with the offering of securities inside of the United States and in accordance with United States attestation standards established by the American Institute of Certified Public Accountants and not in accordance with United Kingdom or other professional standards. This Asset Agreed Upon Procedures Report is only intended to be relied on in connection with any obligations or responsibilities in connection with the Issue that you may have under any legislation, regulations and/or rule of law under United States federal or state securities law. We accept no responsibility to, and deny any liability to, any person or in any way arising from or in connection with the use of this Asset Agreed Upon Procedures Report in connection with any offering of securities outside the United States.

5.	Use of this Asset Agreed Upon Procedures Report

Subject to the terms specified in in our Engagement Letter dated 15 September 2025, this Asset Agreed Upon Procedures Report is provided solely for the private information and use of the Issuer, the Transferor, the Arranger, the Joint Lead Managers and the Dealers and is not intended to be and should not be used by anyone other than the Issuer, the Transferor, the Arranger, the Joint Lead Managers and the Dealers. This Agreed Upon Procedures Report should not be included in any publicly filed or publicly available document nor should this Agreed Upon Procedures Report, the services performed hereunder, or Deloitte’s engagement hereunder be referred to in any publicly filed or publicly available document, in each case, except under the terms specified in our Engagement Letter. For the avoidance of doubt, the Arranger, the Joint Lead Managers and the Dealers are being provided with the Asset Agreed Upon Procedures Report in their capacity as addressees and not the engaging party.

If you have any questions or would like to discuss the content of this Asset Agreed Upon Procedures Report please do not hesitate to contact Louise Gill on +44 113 292 1299.

Yours truly,

Deloitte LLP